SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) February 2, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
           (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of December 1, 1997,
          providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1997-12).



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

   New Jersey               33-5042              21-0627285
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 (State or other          (Commission         (I.R.S. Employer
   jurisdiction           File Number)       Identification No.)
 of incorporation)



                      Three Executive Campus
                   Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

ITEM 5.  OTHER EVENTS

     The Pooling and Servicing Agreement, dated December 1, 1997, providing for the issuance of REMIC Multi-Class Pass-Through Certificates, Series 1997-12 has been amended by Amendment No. 1 dated as of February 2, 1998, a copy of which is attached as an exhibit hereto. Amendment No. 1 provides for a reduction in the minimum denominations of the Class A4 and Class A5 Certificates.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS.

4.1 Amendment No. 1, dated as of February 2, 1998 to the Pooling and Servicing Agreement for the REMIC Multi-Class Pass-Through Certificates, Series 1997-12 dated as of December 1, 1997 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.


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




                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:   /s/ Syed W. Ali
                                  ----------------------------
                                  Name: Syed W. Ali
                                  Title: Vice President







Dated as of February 2, 1998


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



                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  ----------------------------
                                  Title: Vice President







Dated as of February 2, 1998



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


                           EXHIBIT INDEX




The exhibits are being filed herewith:


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  EXHIBIT NO.                DESCRIPTION                      PAGE
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      4.1             Amendment No. 1, dated as of
                      February 2, 1998 to the Pooling
                      and Servicing Agreement for the
                      REMIC Multi-Class Pass-
                      Through Certificates, Series 1997-
                      12, dated as of December 1, 1997
                      between GE Capital Mortgage
                      Services, Inc., as seller and
                      servicer, and State Street Bank
                      and Trust Company, as trustee.
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